UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

CERULEAN PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36395	20-4139823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Gatehouse Drive Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 996-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, Cerulean Pharma Inc. (the “Company”) was notified by the NASDAQ Stock Market (“NASDAQ”) on May 19, 2017, that based on the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, the Company’s stockholders’ equity was $7,741,000, and therefore, the Company was not in compliance with NASDAQ Listing Rule 5450(b)(1)(A), which requires a $10,000,000 minimum stockholders’ equity.

On May 25, 2017, the Company applied to transfer the listing of its stock from the NASDAQ Global Market to the NASDAQ Capital Market. The NASDAQ Capital Market is a continuous trading market that operates in substantially the same manner as the NASDAQ Global Market and listed companies must meet certain financial requirements and comply with NASDAQ’s corporate governance requirements.

On June 1, 2017, NASDAQ approved the Company’s transfer application. This transfer will be effective at the opening of business on Monday June 5, 2017. The Company’s common stock will continue to trade under the symbol “CERU.”

As previously reported, the Company was notified by NASDAQ on May 5, 2017 that, for the prior 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). The Company continues to have until November 1, 2017 to demonstrate compliance with the minimum bid price requirement for continued listing. If the Company cannot come into compliance with the Bid Price Rule by that date, it may be eligible for an additional compliance period if it meets the continued listing requirement for market value of publicly held shares and all other initial listing requirements for The Nasdaq Capital Market, with the exception of the Bid price requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERULEAN PHARMA INC.

Date: June 5, 2017	By:	/s/ Christopher D.T. Guiffre

Christopher D.T. Guiffre President and Chief Executive Officer